                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  July 16, 2007
                Date of Report (Date of earliest event reported)

                            NOVASTAR FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

            Maryland                   001-13533              74-2830661
---------------------------------   ----------------   -------------------------
 (State or other jurisdiction of    (Commission File       (I.R.S. Employer
 incorporation or organization)          Number)          Identification No.)

               8140 Ward Parkway, Suite 300, Kansas City, MO 64114
               ---------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (816) 237-7000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)
[ ]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)
[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)

Section 1--Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Sale of Convertible Preferred Stock

On July 16, 2007, NovaStar Financial,  Inc ("NFI" or the "Company") entered into a Securities Purchase Agreement (the "Securities  Purchase  Agreement") pursuant to which Massachusetts Mutual Life Insurance Company  ("MassMutual"),  Jefferies
Capital Partners IV L.P.,  Jefferies  Employee Partners IV LLC, and JCP Partners
IV  LLC   (collectively,   "Jefferies   Capital  Partners,"  and  together  with
MassMutual,  the  "Investors"),  purchased for  $48,825,000.00 in cash 2,100,000 shares of NFI's 9.00% Series D-1  Mandatory  Convertible  Preferred  Stock,  par
value $0.01 per share and  initial  liquidation  preference  of $25.00 per share
("Series D-1 Preferred  Stock") in a private  placement not registered under the
Securities Act of 1933, as amended (the  "Securities  Act").  NFI intends to use the  proceeds  from  the  sale of the  Series  D-1  Preferred  Stock  under  the
Securities  Purchase  Agreement  for  general  working  capital.  Prior  to  the execution of the Securities Purchase Agreement,  MassMutual,  through certain of its affiliates,  and certain  affiliates of Jefferies  Capital  Partners,  owned
771,800  shares and 224 shares of common stock of NFI, par value $0.01 per share
(the "Common Stock"), respectively.

In connection  with the purchase of the Series D-1 Preferred  Stock  pursuant to the Securities Purchase  Agreement,  the Investors also committed to purchase up to $101,175,000.00 of a new series of NFI's convertible  preferred securities to be designated the 9.00% Series D-2 Mandatory  Convertible  Preferred  Stock, par
value $0.01 per share and to have an initial  liquidation  preference  of $25.00 per share (the "Series D-2 Preferred Stock"),  to the extent any such shares are not subscribed for in a planned rights offering of such shares by the Company by entering into a Standby Purchase  Agreement with the Company dated July 16, 2007
(the  "Standby  Purchase  Agreement").  Also in connection  with the  Securities
Purchase  Agreement,   the  Company  entered  into  a  Registration  Rights  and
Shareholders Agreement dated July 16, 2007 (the "Registration Rights Agreement")
with the Investors that provides the Investors  with (i) customary  registration rights with respect to certain shares owned by the Investors as described below;
and (ii) certain other rights, including the right to designate Directors to the
Company's Board of Directors as described below.

Securities Purchase Agreement

The Securities Purchase Agreement contains customary representations, warranties and covenants by NFI and the Investors.  The Securities  Purchase Agreement also obligates NFI to indemnify the  Investors,  and the Investors to indemnify  NFI, for breaches of certain of the  representations  and  warranties  and  covenants contained in the Securities Purchase  Agreement,  subject to certain limitations and exceptions set forth in the Securities Purchase Agreement.

As previously disclosed, NFI intends, in the third quarter of 2007, to declare a dividend  (the "REIT  Dividend")  in order to satisfy  certain  requirements  to distribute  2006  taxable  income  relating  to its  status  as a  "real  estate investment  trust" ("REIT") under the Internal  Revenue Code of 1986, as amended
(the "Code").  Timing of the declaration  and  distribution of the REIT Dividend will be determined  by the Board of  Directors,  but federal tax rules for REITs require that the Company  declare  dividends based on 2006 taxable income by the deadline for its tax return,  which is September 17, 2007, and distribute  those dividends by year-end.

In the  Securities  Purchase  Agreement,  NFI has agreed (1) to declare the REIT
Dividend on or before  September 17, 2007, (2) that the record date for the REIT
Dividend will not be before the earlier of (A) the date all of the shares of the
Series D-2  Preferred  Stock are  purchased in the Rights  Offering as described below  or  the  first  business  day  after  the  closing  of  the  transactions contemplated by the Standby Purchase Agreement and (B) December 10, 2007 and (3)
that the REIT Dividend will be  distributed in the form of shares of 9% Series E
Mandatory  Convertible Preferred Stock, par value $0.01 per share (the "Series E
Preferred  Stock"),  ranking pari passu with the Series D-1 Preferred  Stock and the Series D-2 Preferred  Stock.  The terms of the Series E Preferred Stock will be determined by NFI's Board of Directors.

The Securities  Purchase Agreement also requires NFI to take all action required to amend its Charter,  including  submitting any such amendment to a vote of its stockholders,  to  prohibit  any  issuance  or  transfer  of NFI's stock if such issuance or transfer would cause an "ownership  change" (as such term is defined in Section  382(g) of the Code).  The purpose of this amendment is to attempt to preserve under certain  circumstances  certain net operating loss carryovers and net  unrealized  built-in  losses of NFI under the Code.  In  certain  instances
described  below  under  the  heading   "Registration  Rights  and  Shareholders
Agreement,"  the Investors will be exempt from these transfer  restrictions.  In addition,  NFI is  required  under the  Securities  Purchase  Agreement  to seek stockholder  approval of certain  provisions of the Articles  Supplementary  for both the Series D-1 Preferred  Stock and the Series D-2 Preferred  Stock,  which would  adjust the  conversion  price of the Series D-1  Preferred  Stock and the
Series D-2 Preferred  Stock to provide certain  anti-dilution  protection to the holders thereof upon certain issuances of capital stock by NFI.

In order to facilitate the transactions  contemplated by the Securities Purchase
Agreement,  NFI's Board of Directors  approved a 4 for 1 reverse  stock split of
NFI's issued and outstanding shares of Common Stock, to be effective on or about
July 27, 2007. The Board of Directors also exempted the Investors from the share ownership limitations contained in NFI's Charter in connection with the purchase by the Investors of the Series D-1 Preferred  Stock  pursuant to the  Securities
Purchase  Agreement  and the Series D-2 Preferred  Stock in connection  with the
Rights Offering and the Standby Purchase  Agreement and took action necessary to exempt  the  purchase  of the  Series  D-1  Preferred  Stock and the  Series D-2
Preferred  Stock (and the Common Stock issuable upon the conversion  thereof) by the  Investors  from  Section  3-602 of the  Maryland  General

Corporation Law (Business Combination Statute) and Section 3-702 of the Maryland
General Corporation Law (Control Share Acquisition Statute).

The foregoing is a summary of the terms of the  Securities  Purchase  Agreement.
This  summary is  qualified in its entirety by reference to the full text of the
Securities  Purchase  Agreement which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Standby Purchase Agreement and Rights Offering

In connection with the Securities Purchase  Agreement,  NFI's Board of Directors
approved a rights offering (the "Rights Offering")  pursuant to which holders of
NFI's Common Stock and Series D-1 Preferred Stock will receive  non-transferable rights (the "Rights") to purchase  shares of the Series D-2 Preferred Stock at a price of $25.00 per share.  The Series D-2 Preferred  Stock will be  convertible into NFI's Common Stock as  contemplated in the Securities  Purchase  Agreement.
Pursuant to the Standby Purchase  Agreement,  and subject to certain conditions, each of  MassMutual  and  Jefferies  Capital  Partners  has agreed  severally to purchase 50% of the shares of Series D-2  Preferred  Stock that remain unsold in the Rights Offering.

A Form of Articles Supplementary  establishing the Series D-2 Preferred Stock is filed as an Exhibit to the  Securities  Purchase  Agreement,  which is  attached hereto as Exhibit 10.1.  Prior to the closing of the Rights  Offering,  NFI will file  final  Articles  Supplementary  with  the  Maryland  State  Department  of
Assessments and Taxation (the "SDAT") creating the Series D-2 Preferred Stock.

As contemplated in the Securities Purchase  Agreement,  the Series D-2 Preferred
Stock will rank pari passu with the shares of Series D-1  Preferred  Stock,  and will be convertible  into the Company's  Common Stock at any time, at the option of the holders, based on the initial conversion price of $7.00 per share ($28.00 post-split),  subject  to  adjustment  in the  same  manner  as the  Series  D-1
Preferred Stock. After three years, the Series D-2 Preferred Stock also would be
convertible   into  Common  Stock  at   NovaStar's   option,   under   specified
circumstances.  At the end of nine years, if not already  converted,  the Series
D-2 Preferred  Stock would  mandatorily be converted into shares of Common Stock at the then current conversion ratio. The Series D-2 Preferred Stock will accrue cumulative  dividends  at the  rate of 9.0%  per  annum  (payable  in kind or in certain  circumstances  in cash). The Series D-2 Preferred Stock would initially be non-voting,  but upon receipt of certain state  regulatory  agency  approvals relating to the  acquisition by the Investors of the Series D-1 Preferred  Stock
and the Series D-2 Preferred  Stock,  would have the same voting  rights,  on an
"as-converted" basis, as holders of NFI's Common Stock.

Pursuant to the Securities Purchase  Agreement,  NFI has agreed to file with the
Securities and Exchange  Commission  (the "SEC") a registration  statement under the Securities Act with respect to the Rights,  the Series D-2 Preferred  Stock, and the Common Stock  issuable  upon the  conversion of the Series D-2 Preferred
Stock.  NFI has agreed with the

Investors  to use  its  reasonable  best  efforts  to  cause  such  registration statement  to become  effective  under the  Securities  Act and to commence  the
Rights Offering as promptly as possible,  but in no event prior to the time that
NFI files  with the SEC its  Quarterly  Report  on Form  10-Q for the  quarterly period ended June 30, 2007.

The Standby Purchase Agreement contains customary  representations and covenants of NFI and the  Investors.  It also contains  covenants  requiring NFI to, among other things,  make all filings with the SEC necessary to effectuate  the Rights
Offering,  operate in the ordinary  course of business  until the closing of the purchase of shares by the Investors  pursuant to the Standby Purchase  Agreement and use its  commercially  reasonable  efforts  to obtain,  with the  Investor's cooperation,  all necessary  consents from third parties in connection  with the transactions contemplated by the Standby Purchase Agreement.

The Investors'  obligation to purchase the Series D-2 Preferred  Stock under the
Standby  Purchase   Agreement  is  subject  to  customary  closing   conditions,
including,  among other things,  a  registration  statement  with respect to the
Rights Offering being effective; receipt of all necessary governmental approvals and  third-party  consents;  NFI's Board of Directors  having  declared the REIT
Dividend and having set the record date for determination of the stockholders of
NFI entitled to receive  payment of the REIT Dividend  (which date will be on or prior to December 31, 2007 but not earlier than the first business day after the closing  under the Standby  Purchase  Agreement);  NFI having  taken all actions necessary to increase  the size of its Board of Directors so that the  Investors are able to designate a number of directors as contemplated by the  Registration
Rights Agreement and having filled such vacancies with individuals designated by the Investors in accordance with the Registration  Rights  Agreement;  since the date of the Standby Purchase  Agreement,  there not having been an "NFI Material
Adverse  Effect"  (as  defined   below);   and  NFI  having  complied  with  the
requirements  of the New York Stock  Exchange  for  purposes  of  reserving  for listing on the exchange the shares of its Common Stock issuable upon  conversion of the Series D-2  Preferred  Stock,  and such shares of its Common Stock having been approved for listing subject to official notice of issuance.

An "NFI Material Adverse Effect" is defined under the Standby Purchase Agreement to mean any event,  change,  circumstance or effect that  individually or in the aggregate  (with  other  events,  changes,  circumstances  or  effects) is or is reasonably  likely to (A) be materially  adverse to NFI's ability to perform its obligations  under the  Standby  Purchase  Agreement  or the  other  transaction documents,  or (B) be  materially  adverse on the financial  condition,  assets, liabilities,  business  or results of  operations  of NFI and its  subsidiaries, taken as a whole (subject to certain  exclusions  only in the case of clause (B)
for (i) events,  changes,  circumstances or effects relating to general economic or market conditions,  so long as such conditions do not have a disproportionate effect  on  NFI  and  its  subsidiaries,  compared  to  other  companies  in the industries  in which  NFI and its  subsidiaries  conduct  their  business,  (ii)
certain  extraordinary  events  such  as acts of  war,  hostilities  or  natural disasters, (iii) decreases in the market value or trading volume of NFI's Common
Stock on the New York Stock  Exchange or failure by NFI or its  subsidiaries  to meet any projections, or budgets so long as, in the case of (iii), no underlying event or circumstance that itself constitutes such a material adverse effect has resulted in or  contributed  to such  decrease in the market value or trading volume or such failure of any  projections or budgets,  and (iv) certain other exceptions).

NFI is required, subject to certain limitations, to indemnify the Investors from any claims instituted by a third party with respect to the Rights Offering,  the
Standby Purchase  Agreement or the registration  statement,  prospectus or other offering documents issued in connection with the Rights Offering.

The  Standby   Purchase   Agreement  may  be  terminated  and  the   transaction
contemplated  thereby  abandoned  (1) by the  mutual  consent  of  NFI  and  the
Investors;  (2) by either  Investor or NFI if the other  breaches any  covenant, representation  or  warranty,  which  breach  would cause the failure of certain conditions  precedent  to the  closing  of the  transactions  under the  Standby
Purchase  Agreement,  if such  breach  is not  capable  of cure on or  prior  to
December  31,  2007;  (3) by either  Investor  if NFI fails to satisfy any other conditions to the closing under the Standby Purchase  Agreement and such failure cannot be cured on or prior to December 10, 2007; (4) by either  Investor if any updates to NFI's disclosure  schedules disclose any matter that has, or would be reasonably  likely  to have,  an NFI  Material  Adverse  Effect,  (5) by  either
Investor if the Rights  Offering has not  commenced by October 25, 2007;  (6) by either Investor if the record date for the REIT Dividend has occurred and/or the
REIT Dividend has been paid; or (7) by NFI or either  Investor after January 31,
2008 provided,  that the right to terminate the Standby Purchase Agreement under clauses (3) and (7) will not be available to a party if that party has failed to fulfill any obligation under the Standby Purchase Agreement and such failure has materially  contributed to the failure of any condition precedent or the closing of the standby commitment.

The foregoing is a summary of the terms of the Standby Purchase Agreement.  This summary  is  qualified  in its  entirety  by  reference  to the full text of the
Standby  Purchase  Agreement  which is attached  hereto as Exhibit 10.2,  and is incorporated herein by reference.

Registration Rights and Shareholders Agreement

Under the Registration Rights Agreement, the Investors have the right to request that NFI register under the Securities Act shares of Series D-1 Preferred  Stock acquired under the Securities Purchase Agreement, shares of Series D-2 Preferred
Stock  acquired in the Rights  Offering  or  pursuant  to the  Standby  Purchase
Agreement,  if and when issued,  shares of Series E Preferred  Stock received in connection  with the  REIT  Dividend,  shares  of  Common  Stock  issuable  upon conversion  thereof,  shares of Common Stock acquired by the Investors after the date of the Registration Rights Agreement,  as well as other securities received by the Investors on account of such securities  (collectively,  the "Registrable
Securities"),  subject to certain limitations.  This "demand" registration right can be exercised twice by each Investor. In addition, so long as NFI is eligible to register  securities  on a  registration  statement  on Form S-3, NFI will be required to file a

registration  statement on Form S-3 with respect to the  Registrable  Securities whenever requested by the Investors subject to certain limitations.

Whenever  NFI proposes to register any of its  securities  and the  registration form it  intends  to use may be used for the  resale  of any of the  Registrable
Securities,  the Investors have the right to include the Registrable  Securities they own in such registration statement subject to certain limitations.

Generally,  subject  to  certain  limitations,  NFI  will  pay all  registration expenses in connection with registration  statements to register the Registrable
Securities.   The  Registration   Rights   Agreement  also  contains   customary
indemnities.

The Registration  Rights  Agreement also grants the Investors  certain rights to designate  up to four  individuals  for  election  to NFI's  Board of  Directors depending on the percentage of shares owned by the Investors. For so long as the
Investors  have the right to designate one or more  individuals  for election to
NFI's Board of Directors,  the Registration  Rights Agreement  provides that the total authorized number of members of the Board shall be fixed at eight, subject to  adjustment  as is necessary to ensure that the  Investors  can designate the number of directors that they are entitled to designate  under the  Registration
Rights  Agreement.  Subject to  applicable  law and exchange  regulations,  each
Investor is also entitled to designate  the number of members of each  committee of the Board that is  proportionate  to such  Investor's  representation  on the
Board. In lieu of designating members of the Board, the Investors have the right to designate "board observers" who will receive,  subject to certain exceptions, all materials that are provided to Board members and will be entitled to attend, but not vote at,  all  Board  meetings.  In  addition,  each  Investor  shall be entitled  to appoint up to two board  observers  who will be  entitled to attend board meetings of NFI's subsidiaries.

The Registration  Rights Agreement further provides that so long as any Investor owns at least 25% of the shares of Series D-1 Preferred Stock purchased pursuant to the Securities Purchase Agreement,  the Investors have the right, in addition to any other voting rights granted under applicable law or the Charter or Bylaws of NFI, to approve  (1) any Change of Control  (as  defined in the  Registration
Rights Agreement),  any Liquidation Event (as defined in the Registration Rights
Agreement) or any voluntary  bankruptcy of NFI or its  subsidiaries  unless,  in each case, the Investors  receive certain amounts of proceeds in connection with such transactions as set forth in the Registration Rights Agreement; (2) subject to  certain  exceptions,  including  the  consummation  of the  stock  issuances contemplated under the transaction documents,  the creation,  authorization,  or issuance  of, or the  increase  in,  the  authorized  amount  of, any Series D-1
Preferred  Stock, any Series D-2 Preferred Stock, or any series of capital stock that  ranks  pari  passu  with the  Series  D-1  Preferred  Stock or Series  D-2
Preferred  Stock,  or  any  capital  stock  of any  subsidiary  of  NFI,  or any obligation or security  convertible  into, or exercisable or  exchangeable  for, such stock;  (3) any amendment of any terms of the Series D-1 Preferred Stock or the Series D-2  Preferred  Stock;  (4) any  reclassification  of any  authorized shares of NFI into Series D-1 Preferred  Stock,  Series D-2 Preferred Stock, any
securities  that rank pari passu with the Series D-1  Preferred  Stock or Series
D-2 Preferred Stock or any obligation

or security  convertible  into,  or  excisable  for,  such stock;  (5) except as provided in the Registration  Rights Agreement,  any change in the number of, or method of electing,  any directors or any members of any committee of the Board;
(6) NFI's entering into or amending any transactions  with any affiliates of NFI other than wholly owned  subsidiaries that are not on an arms-length  basis; and
(7) the  consummation  of any  transaction  that  could or could  reasonably  be expected to,  individually  or in the  aggregate,  adversely  affect the rights, privileges  or  preferences  of the  Investors,  as holders  of NFI's  shares of capital stock.

The Registration  Rights Agreement  provides that if there is a recapitalization of NFI's Common Stock (other than a  subdivision,  combination or merger or sale of  assets  transaction  provided  for  elsewhere  in  the  Registration  Rights
Agreement) a provision  will be made so that the  Investors  will be entitled to receive upon conversion of any Convertible  Shares (as defined below) the number of securities  or property of NFI to which a holder of Common Stock  deliverable upon conversion would have been entitled on such  recapitalization.  In any such case, appropriate  adjustments are required to be made to the Convertible Shares
and  NFI's   organizational   documents  relating  to  such  Convertible  Shares
(including adjustments to the conversion price and the number of shares issuable
upon  the   conversion   of  the   Convertible   Shares)   so  that   after  the
recapitalization,  the securities  outstanding  shall be as nearly equivalent as practical to the Convertible Shares immediately prior to such  recapitalization.
Further,  the  Registration  Rights  Agreement  prohibits  NFI from  avoiding or seeking to avoid the observance or performance of any terms of the  Registration
Rights Agreement,  the Articles Supplementary for the Series D-1 Preferred Stock
or Articles Supplementary for the Series D-2 Preferred Stock and requires NFI at all  times  in good  faith to  assist  in  carrying  out the  provisions  of the
Registration  Rights  Agreement,  the Articles  Supplementary for the Series D-1
Preferred  Stock and the  Articles  Supplementary  for the Series D-2  Preferred
Stock,  and to take all  action  necessary  to  protect  the  Investors  against dilution or other impairment.

In  addition,  for so long as each  Investor  owns 25% or more of the  shares of
Series D-1  Preferred  Stock it purchased  pursuant to the  Securities  Purchase
Agreement,  if NFI  issues or sells any  shares of Common  Stock,  Common  Share
Equivalents (as defined in the Registration Rights Agreement) or Debt Securities
(as defined in the Registration Rights Agreement),  the Investors shall have the preemptive right, subject to certain  limitations,  to purchase a number of such securities  equal to the percentage of shares of Common Stock on a fully diluted basis owned by the Investors immediately prior to such sale.

In  addition,  upon a Change of Control (as defined in the  Registration  Rights
Agreement),  the  Investors  have the right to  require  NFI to redeem  all or a portion of their Series D-1 Preferred Stock purchased pursuant to the Securities
Purchase Agreement, the Series D-2 Preferred Stock purchased by the Investors in connection with the Rights Offering or the Standby Purchase Agreement or, if and
when  issued,  any Series E  Preferred  Stock  (collectively,  the  "Convertible
Shares"),  at a price  equal to the  greater  of (1) the  aggregate  liquidation preference  of the  shares  or (2) an  amount  equal  to  $37.50,  less all cash dividends  paid on such shares,  subject to  adjustment  in the event of a stock split  or

combination.  In the event there shall occur a sale of all or substantially  all of NFI's assets or any other Change of Control in which NFI is not the surviving entity,  each Investor is entitled to receive securities of the acquiring entity in form and substance  substantially  similar to the Convertible  Shares, to the extent it did not elect to have its Convertible  Shares  redeemed.  In addition, prior to any Change of Control,  NFI is required to ensure that after the Change of Control each  Investor will have the right to acquire and receive such shares of stock,  securities  or assets  that would have been issued or payable in such
Change of Control with respect to the Common Stock  issuable upon  conversion of the Investor's Convertible Shares as of the date of the Change of Control.

The Articles Supplementary for the Series D-1 Preferred Stock and the Series D-2
Preferred Stock contain certain transfer restrictions intended to preserve NFI's status as a REIT and under  certain  circumstances  certain net  operating  loss carryovers and net unrealized  built-in losses for NFI under the Code. Under the
Registration  Rights Agreement,  NFI's Board irrevocably  waived certain of such transfer  restrictions  imposed (or to be  imposed) on the Series D-1  Preferred
Stock and the Series D-2 Preferred Stock by the Articles  Supplementary for such series owned by the Investors or any of their  respective  affiliates so long as the  Investors or any such  affiliate  did not know that a  particular  transfer would result in a  substantial  limitation  on NFI's use of net  operating  loss carryovers and net unrealized  built-in losses under the Code. The Board did not waive the transfer  restrictions intended to preserve NFI's status as a REIT. In addition,  the Board irrevocably  waived certain of these transfer  restrictions imposed  (or to be  imposed) by the  Articles  Supplementary  for the Series D-1
Preferred  Stock and the Series D-2  Preferred  Stock with  respect to Shares of
Series D-1 Preferred Stock and Series D-2 Preferred Stock owned by the Investors or any of their  respective  affiliates  in  connection  with  transfers  by the
Investors  or any of their  respective  affiliates  (1) pursuant to a registered public offering or a sale through a broker,  dealer or market-maker  pursuant to
Rule  144  promulgated  under  the  Securities  Act;  (2) to  affiliates  of the
Investors or any of their  respective  affiliates;  (3) pursuant to transactions approved by NFI's Board,  and (4)  pursuant to the Rights  Offering or under the
Standby Purchase Agreement. The Board also waived, with respect to the Investors and their  respective  affiliates,  the  application  of any other  restrictions
(except as may be  required  by law) that may be in effect  from time to time on the transfer,  sale or other  disposition of shares of capital stock of NFI that are  similar in nature to the  transfer  restrictions  imposed on the Series D-1
Preferred Stock or the Series D-2 Preferred Stock by the Articles  Supplementary
of such series whether such  restrictions  are set forth in NFI's Charter or any other agreement.

The foregoing is a summary of the terms of the  Registration  Rights  Agreement.
This  summary is  qualified in its entirety by reference to the full text of the
Registration  Rights  Agreement which is attached hereto as Exhibit 10.3, and is incorporated herein by reference.

The  disclosure  under the heading  "5.02  Departures  of  Directors  or Certain
Officers; Election of Directors;  Appointment of Certain Officers;  Compensatory
Arrangements of Certain Officers" is incorporated herein by reference.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

As discussed in "Item 1.01 Entry into a Material Definitive Agreement",  on July
16,  2007,  NFI  sold  2,100,000  shares  of  Series  D-1  Preferred  Stock  for
$48,825,000.00  in cash to the  Investors.  The Series D-1  Preferred  Stock was
issued  by  NFI  in a  private  placement  pursuant  to an  exemption  from  the registration  requirements of the Securities Act provided by Section 4(2) of the
Securities Act and Rule 506 of Regulation D promulgated under the Securities Act
("Regulation  D") as the offer and sale of the Series D-1  Preferred  Stock were made to four  "accredited  investors" as defined by  Regulation  D.  Appropriate restrictive legends were affixed to the certificates representing the Series D-1
Preferred Stock.

In addition,  shares to be sold to the Investors pursuant to their exercise of a subscription  in  the  Rights  Offering  or  pursuant  to the  Standby  Purchase
Agreement  will be  similarly  sold on the basis of the  exemption  provided  by
Section 4(2) of the  Securities  Act and Rule 506 of Resolution D. The shares of
Series D-2  Preferred  Stock to be  acquired  by the  Investors  will  contain a similar restrictive legend.

The Series D-1 Preferred Stock is convertible into Series D-2 Preferred Stock or
Common  Stock  as  described   under  "Item  5.03   Amendments  to  Articles  of
Incorporation  or  Bylaws;   Change  in  Fiscal  Year,"  which   description  is
incorporated  herein by  reference.  The  Series  D-2  Preferred  Stock is to be convertible  into Common  Stock as described in "Item 1.01 Entry into a Material
Definitive Agreement," which description is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

On July 16,  2007,  NFI filed the  Articles  Supplementary  for the  Series  D-1
Preferred Stock with the Maryland SDAT, which became effective upon filing.  The
Articles  Supplementary  define the rights of the  Series D-1  Preferred  Stock.
Pursuant to the Articles Supplementary, the shares of Series D-1 Preferred Stock issued pursuant to the Securities  Purchase  Agreement have certain rights as to conversion,  liquidation and adjustment to conversion  price.  In addition,  the
Registration  Rights  Agreement  establishes  certain  additional  rights of the
Investors.  The disclosures  under the headings "Item 1.01 Entry into a Material
Definitive  Agreement" and "Item 5.03 Amendments to Articles of Incorporation or
Bylaws; Change in Fiscal Year" are incorporated herein by reference.

Section 5--Corporate Governance and Management

Item 5.02.  Departures of Directors or Certain Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

                                       10

On July 16, 2007,  NFI, the Investors and each of Scott Hartman,  Lance Anderson and Mike  Bamburg  (collectively,  the  "Executives,"  and each an  "Executive")
entered  into an  agreement  in  principle  with  respect to  certain  incentive compensation to be paid to the Executives (each a "Letter Agreement").  Pursuant to the Letter  Agreements,  the parties agreed that (1) awards to the Executives under  the  NovaStar  Financial,  Inc.  Executive  Bonus  Plan  will  be paid in
restricted  stock  in  a  manner   consistent  with  the  Executive's   existing
compensation  arrangements with NFI; (2) each Executive would receive options to purchase  1,000,000 shares of NFI's Common Stock with an exercise price equal to the weighted average  conversion price of the Series D-1 Preferred Stock and the
Series D-2 Preferred Stock owned by the Investors (following the issuance of the
REIT Dividend),  which options will vest on the third  anniversary of the Letter
Agreement  and be forfeited if the Executive is not  continuously  employed with
NFI through the third anniversary of the date of the Letter  Agreement;  and (3)
the  Executives  will not be entitled to any  long-term  incentive  awards under
NFI's  employee  benefit  plans  for  three  years  from the date of the  Letter
Agreement  (collectively,  the  "Compensation  Arrangements").  The Compensation
Arrangements  remain  subject  to  approval  by  NFI's  Board of  Directors  and shareholders, as applicable, and completion of definitive documentation.  In the event  it is  not  possible  to  effectuate  the  Compensation  Arrangements  as contemplated by the Letter  Agreements,  the Executives and the Investors agreed to negotiate in good faith  compensation  awards that are equivalent in terms of the economic value, risk and reward retention  characteristics and commitment to the  long-term  growth  in equity  value to the  Compensation  Arrangements.  In addition,  in the Letter Agreement,  the Executives  agreed,  subject to certain exceptions,  not to sell or enter  into any  contract  or  arrangement  with the effect of selling any shares of Common Stock or securities  convertible  into or exchangeable  or  exercisable  for Common Stock for three years from the date of the Letter Agreement without the prior consent of the Investors.

The foregoing is a summary of the terms of the Letter  Agreements.  This summary is  qualified  in its  entirety  by  reference  to the full  text of the  Letter
Agreements  which are attached  hereto as Exhibits 10.4,  10.5, and 10.6 and are incorporated herein by reference.

Item 5.03 Amendments to Articles of  Incorporation  or Bylaws;  Change in Fiscal
Year.

Series D-1 Preferred Stock

On July 16, 2007, NFI filed Articles Supplementary with the Maryland SDAT, which became effective upon filing, creating the Series D-1 Preferred Stock.

The Articles  Supplementary  for the Series D-1 Preferred  Stock provide for the following:

Designation  and number.  The number of shares of Series D-1 Preferred  Stock is
2,100,000 and the par value per share is $0.01.

Ranking.  The Series D-1 Preferred  Stock will rank,  with respect to payment of dividends and distribution of assets upon liquidation,  (1) senior to the Common
Stock and each

                                       11

other  class  or  series  of  capital  stock  of NFI the  terms  of which do not expressly  provide  that such class or series ranks senior to or pari passu with the Series D-1 Preferred  Stock as to the payment of dividends and  distribution of assets upon a liquidation; (2) pari passu with NFI's shares of 8.90% Series C
Cumulative  Redeemable  Preferred Stock ("Series C Preferred Stock"), the Series
D-2 Preferred Stock, the Series E Preferred Stock, if and when issued,  and each other  class or series of shares of NFI,  the terms of which  expressly  provide that such class or series ranks pari passu with the Series D-1  Preferred  Stock as to payment of dividends and  distribution  of assets upon a liquidation;  and
(3)  junior  to each  other  class or series of shares of NFI the terms of which expressly  provide  that such  class or series  ranks  senior to the  Series D-1
Preferred  Stock as to payment of dividends and  distributions  of assets upon a liquidation.

Dividends. The Series D-1 Preferred Stock will accrue cumulative dividends which shall  accumulate  daily,  whether or not such  dividends have been declared and whether  or not  there  are  profits,  surplus  or other  funds  of NFI  legally available  for the  payment  of cash  dividends,  at the rate of 9.00% per annum payable  semi-annually in cash. No dividends or distributions  (other than stock dividends or distributions)  can be made with respect to any capital stock which ranks junior to or ranks pari passu with the Series D-1  Preferred  Stock and no redemptions  or  repurchases  of any such  capital  stock can be made unless all dividends  on the Series D-1  Preferred  Stock and all stock  ranking pari passu with the Series D-1 Preferred Stock have been declared and paid or set aside for payment.  The Series D-1 Preferred  Stock is also entitled to participate in any dividends paid on the Common Stock on an as-converted basis.

Liquidation  Preference.  In the event of a liquidation  of NFI, a holder of the
Series D-1 Preferred Stock will be entitled to receive,  prior and in preference to any payment or  distribution  of assets to holders of Common  Stock or shares ranking junior to the Series D-1 Preferred  Stock, but after any distribution on any shares ranking senior to the Series D-1 Preferred  Stock, an amount equal to the  greater  of the  liquidation  preference  attributable  to the  Series  D-1
Preferred Stock or an amount that the holder would have been entitled to receive if it had exercised  its rights to convert its Series D-1  Preferred  Stock into
Common  Stock  immediately  prior to  liquidation.  The  liquidation  preference attributable to the Series D-1 Preferred Stock corresponds to an amount equal to
$25.00, subject to adjustment in the event of a stock split or combination, plus all accumulated but unpaid dividends on the Series D-1 Preferred Stock.

Voting  Rights.  The  Series  D-1  Preferred  Stock  is  entitled  to vote on an as-converted basis with the Common Stock. The prior consent of holders of 2/3 of the outstanding shares of Series D-1 Preferred Stock is required for NFI to: (1)
subject to certain  exceptions,  create,  authorize  or issue,  or increase  the authorized  amount of, any Series D-1  Preferred  Stock,  any stock ranking pari passu with the Series D-1  Preferred  Stock or any stock  ranking  senior to the
Series D-1 Preferred  Stock or any obligation or security  convertible  into, or exercisable or exchangeable  for, such stock;  (2) approve or make any amendment to the terms of the Series D-1 Preferred Stock; (3) amend, alter change,  repeal or waive any  provision of NFI's Charter or Bylaws that would  adversely  affect the rights of the Series D-1 Preferred  Stock;  (4)  reclassify  any  authorized shares of NFI into any

                                       12

Series D-1 Preferred  Stock,  any stock ranking pari passu with or senior to the
Series D-1 Preferred Stock or any obligation or security  convertible  into such stock;  or (5) consummate any  transaction  that could,  or could  reasonably be expected to,  individually or in the aggregate,  adversely  affect or impair the rights and preferences of the Series D-1 Preferred Stock.

Conversion.  The Series D-1 Preferred Stock is convertible  into Common Stock at any time at the option of the holders.  The Series D-1  Preferred  Stock sold to the Investors under the Securities  Purchase Agreement is initially  convertible into 7,500,000 shares of Common Stock based upon the initial conversion price of
$7.00 per share,  which conversion price is subject to adjustment as provided in the Articles  Supplementary  for the Series D-1 Preferred  Stock. If NFI has not
obtained stockholder approval for certain adjustments to the conversion price of the  Series D-1  Preferred  Stock and Series D-2  Preferred  Stock  designed  to provide  certain  anti-dilution  protection  to the  holders  of such stock upon certain  issuances of capital  stock by NFI (the  "Shareholder  Approval") on or prior to the third  anniversary  of the  issuance  of the Series  D-1  Preferred
Stock,  NFI can convert all of the D-1 Preferred  Stock into Common Stock, if at such time NFI's  common  stock is publicly  traded and the Common Stock price is greater than 200% of the then existing conversion price for 40 of 50 consecutive trading days preceding  delivery of the forced conversion notice. If NFI has not obtained  Shareholder  Approval  on or prior  to the  ninth  anniversary  of the issuance of the Series D-1 Preferred  Stock, the Series D-1 Preferred Stock will automatically  convert  into shares of Common  Stock.  In  addition,  if NFI has obtained  Shareholder  Approval,  the shares of Series D-1 Preferred  Stock will automatically  convert into shares of Series D-2  Preferred  Stock on the second anniversary  of issuance  or such later date when NFI  obtains  the  Shareholder
Approval.

Transfer  Restrictions.  The  Series D-1  Preferred  Stock is subject to certain transfer restrictions intended to attempt to preserve NFI's status as a REIT and under  certain  circumstances  certain net  operating  loss  carryovers  and net unrealized  built-in  losses  for NFI  under  the  Code.  In  certain  instances described  above under the heading  "Item 1.01 Entry into a Material  Definitive
Agreement-Registration and Rights Shareholders Agreement," the Investors will be exempt from these transfer restrictions.

Appraisal Rights.  Holders of Series D-1 Preferred Stock will not have appraisal rights.

The foregoing is a summary of the terms of the Series D-1 Preferred Stock.  This summary is qualified in its entirety by reference to the Articles  Supplementary for the Series D-1 Preferred Stock which are attached hereto as Exhibit 4.1, and are incorporated herein by reference.

Series D-2 Preferred Stock

Prior to the closing of the Rights Offering and Standby Purchase Agreement,  NFI
will file Articles  Supplementary with the Maryland SDAT creating the Series D-2
Preferred  Stock.  A form  of the  Articles  Supplementary  for the  Series  D-2
Preferred  Stock is

                                       13

included  herein as an Exhibit to the Securities  Purchase  Agreement,  which is attached hereto as Exhibit 10.1.

Important Information

The  commencement of the Rights Offering  described herein is subject to certain conditions, principally the effectiveness of a registration statement filed with the SEC. This report does not constitute an offer to sell or the solicitation of any offer to buy any securities in the Rights  Offering,  nor shall there be any sale of securities in any state in which such offer,  solicitation or sale would be unlawful prior to the registration or  qualification  under the securities of any such states.  The Rights Offering will only be made by means of a prospectus pursuant to an effective registration statement.

An overview of the process regarding the distribution and exercise of the Rights will be the  subject of a separate  report when the  Company  proceeds  with the
Rights Offering, and the details will be the subject of a registration statement and prospectus.

The sale of the Series D-1 Preferred Stock has not been registered, and the sale of the Series D-2 Preferred Stock to be sold to MassMutual and Jefferies Capital
Partners will not be  registered,  under the Securities Act of 1933, as amended, and such  securities  may not be  offered or sold in the  United  States  absent registration  or an  applicable  exemption.  The  Company  has  entered  into  a
Registration   Rights  Agreement  with  the  Investors  with  respect  to  these securities.

Forward Looking Statements

This Current Report and the Exhibits  attached  hereto  contain  forward-looking statements  within the meaning of Section 21E of the Securities  Exchange Act of
1934, as amended, regarding management's beliefs,  estimates,  projections,  and assumptions with respect to, among other things, NFI's ability to consummate the transactions  contemplated  by this  Current  Report and the  Exhibits  attached hereto, future income, dividends,  operations, business plans and strategies, as well as industry  and market  conditions,  all of which are subject to change at any time without notice. Actual results and operations for any future period may vary  materially  from  those  projected  herein  and from  past  results.  Some important  factors that could cause  actual  results to differ  materially  from those  anticipated  include:  NFI's ability to consummate  the  transactions  as described in this Current Report and the Exhibits attached hereto; NFI's ability to generate sufficient liquidity on favorable terms; NFI's ability to sell loans it originates in the market  place;  the size,  frequency and structure of NFI's securitizations;  impairments on NFI's mortgage assets;  increases in prepayment or  default  rates  on  NFI's  mortgage  assets;  increases  in loan  repurchase
requests;   inability  of  potential   borrowers  to  meet  NFI's   underwriting
guidelines;  changes in  assumptions  regarding  estimated  loan losses and fair value amounts; finalization of the amount and terms of any severance provided to terminated  employees;  finalization  of the  accounting  impact  of  previously announced  reduction  in  workforce;  events  impacting  the  subprime  mortgage industry in general,

                                       14

including  events  impacting NFI's  competitors  and liquidity  available to the industry;  the  initiation  of margin calls under NFI's credit  facilities;  the ability of NFI's servicing operations to maintain high performance standards and maintain  appropriate  ratings from rating  agencies;  NFI's ability to generate acceptable origination volume while maintaining an acceptable level of overhead;
the stability of residual  property  values;  NFI's continued  status as a REIT;
interest rate fluctuations on NFI's assets that differ from its liabilities; the outcome of litigation or regulatory  actions  pending against NFI or other legal contingencies;  NFI's compliance with applicable  local,  state and federal laws and  regulations or opinions of counsel  relating  thereto and the impact of new local,  state or federal  legislation  or  regulations  or  opinions  of counsel relating  thereto or court  decisions on NFI's  operations;  compliance with new accounting  pronouncements;  the impact of general  economic  conditions;  NFI's ability  to adapt to and  implement  technological  changes;  NFI's  ability  to successfully  integrate  acquired business or assets with its existing business;
and the risks that are from time to time included in NFI's filings with the SEC, including its Annual Report on Form 10-K,  for the year ended December 31, 2006, and its  quarterly  report on Form 10-Q,  for the period  ending March 31, 2007.
Other factors not presently  identified may also cause actual results to differ.
Words such as "believe,"  "expect,"  "anticipate,"  "promise," "plan," and other expressions or words of similar meanings, as well as future or conditional verbs such as "will," "would,"  "should,"  "could," or "may" are generally intended to identify forward-looking  statements.  This Current Report speaks only as of its date and NFI  expressly  disclaims  any duty to update the  information  herein.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statement and Exhibits

(d) Exhibits. The following are filed as Exhibits to this Report:

Exhibit No.    Document

4.1            Articles  Supplementary  9.00% Series D-1  Mandatory  Convertible
               Preferred Stock (Par Value $0.01 Per Share).

10.1           Securities Purchase Agreement,  dated July 16, 2007, by and among
               NovaStar  Financial,  Inc.,  Massachusetts  Mutual Life Insurance
               Company,  Jefferies Capital Partners IV L.P.,  Jefferies Employee
               Partners IV LLC and JCP Partners IV LLC.

10.2           Standby  Purchase  Agreement,  dated July 16, 2007,  by and among
               NovaStar  Financial,  Inc.,  Massachusetts  Mutual Life Insurance
               Company,  Jefferies Capital Partners IV L.P.,  Jefferies Employee
               Partners IV LLC and JCP Partners IV LLC.

                                       15

Exhibit No.    Document

10.3           Registration  Rights and Shareholders  Agreement,  dated July 16,
               2007, by and among NovaStar Financial, Inc., Massachusetts Mutual
               Life  Insurance  Company,  Jefferies  Capital  Partners  IV L.P.,
               Jefferies Employee Partners IV LLC and JCP Partners IV LLC.

10.4           Letter  Agreement,  dated July 16,  2007,  by and among  NovaStar
               Financial,  Inc.,  Massachusetts  Mutual Life Insurance  Company,
               Jefferies Capital Partners IV L.P.,  Jefferies  Employee Partners
               IV LLC and JCP Partners IV LLC, and Scott Hartman.

10.5           Letter  Agreement,  dated July 16,  2007,  by and among  NovaStar
               Financial,  Inc.,  Massachusetts  Mutual Life Insurance  Company,
               Jefferies Capital Partners IV L.P.,  Jefferies  Employee Partners
               IV LLC and JCP Partners IV LLC, and Lance Anderson.

10.6           Letter  Agreement,  dated July 16,  2007,  by and among  NovaStar
               Financial,  Inc.,  Massachusetts  Mutual Life Insurance  Company,
               Jefferies Capital Partners IV L.P.,  Jefferies  Employee Partners
               IV LLC and JCP Partners IV LLC, and Mike Bamburg.

                                       16

                                    SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                                       NOVASTAR FINANCIAL, INC.

DATE:  July 20, 2007                   /s/ Gregory S. Metz
                                       -----------------------------------------
                                       Gregory S. Metz
                                       Chief Financial Officer

                                       17

                                Index To Exhibits

Exhibit No.    Document

4.1            Articles  Supplementary  9.00% Series D-1  Mandatory  Convertible
               Preferred Stock (Par Value $0.01 Per Share).

10.1           Securities Purchase Agreement,  dated July 16, 2007, by and among
               NovaStar  Financial,  Inc.,  Massachusetts  Mutual Life Insurance
               Company,  Jefferies Capital Partners IV L.P.,  Jefferies Employee
               Partners IV LLC and JCP Partners IV LLC.

10.2           Standby  Purchase  Agreement,  dated July 16, 2007,  by and among
               NovaStar  Financial,  Inc.,  Massachusetts  Mutual Life Insurance
               Company,  Jefferies Capital Partners IV L.P.,  Jefferies Employee
               Partners IV LLC and JCP Partners IV LLC.

10.3           Registration  Rights and Shareholders  Agreement,  dated July 16,
               2007, by and among NovaStar Financial, Inc., Massachusetts Mutual
               Life  Insurance  Company,  Jefferies  Capital  Partners  IV L.P.,
               Jefferies Employee Partners IV LLC and JCP Partners IV LLC.

10.4           Letter  Agreement,  dated July 16,  2007,  by and among  NovaStar
               Financial,  Inc.,  Massachusetts  Mutual Life Insurance  Company,
               Jefferies Capital Partners IV L.P.,  Jefferies  Employee Partners
               IV LLC and JCP Partners IV LLC, and Scott Hartman.

10.5           Letter  Agreement,  dated July 16,  2007,  by and among  NovaStar
               Financial,  Inc.,  Massachusetts  Mutual Life Insurance  Company,
               Jefferies Capital Partners IV L.P.,  Jefferies  Employee Partners
               IV LLC and JCP Partners IV LLC, and Lance Anderson.

10.6           Letter  Agreement,  dated July 16,  2007,  by and among  NovaStar
               Financial,  Inc.,  Massachusetts  Mutual Life Insurance  Company,
               Jefferies Capital Partners IV L.P.,  Jefferies  Employee Partners
               IV LLC and JCP Partners IV LLC, and Mike Bamburg.

                                       18